THIS WARRANT HAS BEEN ISSUED TO THE HOLDER THEREOF IN RELIANCE UPON ITS INVESTMENT REPRESENTATIONS TO THE COMPANY AND MAY NOT BE TRANSFERRED TO ANOTHER PERSON EXCEPT IN ACCORDANCE WITH THE TRANSFER RESTRICTIONS SET FORTH IN SECTION 2.

THE TRANSFER OF THIS WARRANT IS SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY SET FORTH IN AN AGREEMENT DATED APRIL 1, 1998 BETWEEN THE COMPANY AND SUPERIOR BANK, FSB.

April 1, 1998

                              COMMON STOCK WARRANT

                  To Purchase 300,000 Shares of Common Stock of

                          FIRST MORTGAGE NETWORK, INC.

       THIS CERTIFIES THAT, in consideration for payment of good and valuable consideration to First Mortgage Network, Inc., a Florida corporation (the "Company"), Superior Bank, FSB, a federally chartered savings bank or registered assigns is entitled to subscribe for and purchase from the Company, subject to the following terms and conditions, at any time in perpetuity, THREE HUNDRED THOUSAND (300,000) fully-paid and nonassessable shares (the "Shares") of the Company's Common Stock, $0.01 par value, at the price of FIVE DOLLARS AND NO/100 ($5.00) per share, subject to adjustments described herein.

       1. Exercise. The rights represented by this Warrant may be exercised by the registered holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by the surrender of this Warrant at the principal office of the Company, on the intended date of the exercise, together with a duly completed form of exercise and a check for the purchase price for the number of Shares being purchased.

       As a condition to the issuance by the Company of the Shares pursuant to this Warrant, the holder, if requested by the Company, shall provide a letter in which the holder (a) represents that the Shares are being acquired for investment and not resale and makes such other representations as may be necessary or appropriate to qualify the issuance of the Shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represents that the holder shall not dispose of the Shares in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on all stock certificates issued pursuant to the exercise of this Warrant to assure compliance with the foregoing.

                                                            [Subsequent Warrant]

       The holder is aware that the Company is relying, and presently intends to continue relying, upon exemptions from the securities registration requirements of federal and state securities laws in the issuance of this Warrant and in the issuance of the Shares. If, when this Warrant is exercised, appropriate exemptions from registration are not available under federal and state securities laws, the exercise shall not be consummated on the intended date of exercise specified in the holder's written notice of exercise and no Shares shall be issued to the holder unless and until such exemptions are available. The holder agrees to execute such documents and make such representations, warranties and agreements as may be required in order to comply with the exemption(s) relied upon by the Company for the issuance of Shares.

       2. Transferability. This Warrant may be transferred or divided into two or more Warrants of smaller denomination, subject to (a) a right of first refusal in favor of the Company set forth in an Agreement dated April 1, 1998 between the Company and Superior Bank, FSB, and (b) the following conditions. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant, or transferring any Shares, of such holder's intention to do so, describing briefly the manner of the proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel. If in the opinion of the Company's counsel the proposed transfer may be effected without constituting a violation of applicable federal and state securities laws, then the Company, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to transfer this Warrant or to dispose of any of the Shares received upon the previous exercise of the Warrant, provided that an appropriate legend may be endorsed on this Warrant or the certificates for any of the Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of the Company's counsel to prevent further transfers which would be in violation of the securities laws or adversely affect the exemptions relied upon by the Company. To such effect, the Company may request that the intended transferee execute an investment letter reasonably satisfactory to the Company and its counsel.

       A register of the issuance and transfer of this Warrant shall be kept at the offices of the Company, and this Warrant may be transferred only on the books of the Company maintained at its office. Each transfer shall be in writing signed by the then-registered holder hereof or the holder's legal representatives or successors, and no transfer hereof shall be binding upon the Company unless in writing and duly registered on the register maintained at the Company's offices. Upon transfer of this Warrant, the transferee, by accepting the Warrant, agrees to be bound by the terms and conditions of this Warrant and the investment letter, if any, required by the Company.

       If in the opinion of the Company's counsel the proposed transfer or disposition of the Warrant or the Shares described in the holder's written notice given pursuant to this Section 2 may not be effected without registration or without adversely affecting the exemptions relied upon by the Company, the Company shall promptly give written notice to the holder and the holder will limit its activities and restrict its transfer accordingly.

                                     2                      [Subsequent Warrant]

       3. Issuance of Shares. The Company agrees that the Shares purchased upon exercise of this Warrant shall be deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Shares as aforesaid. Subject to the provisions of Section 4, certificates for the Shares so purchased shall be delivered to the holder hereof within a reasonable time after the exercise of this Warrant has been so consummated, and a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

       Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Shares upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of Section 1 hereof.

       4. Covenants of Company. The Company covenants and agrees that all Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the then-effective purchase price per share of the Common Stock issuable upon exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized, and reserved for issuance upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

       5. Anti-Dilution Adjustments. The above provisions are, however, subject to the following:

          (a) In case the Company shall (i) pay a stock dividend or make a distribution to holders of its Common Stock in shares of Common Stock or in securities or debt convertible into Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the number of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted retroactively so that when thereafter exercised this Warrant shall entitle the holder to receive the number of Shares which the holder would have owned immediately following such event had such Warrant been exercised immediately prior to the happening of such event (or prior to the record date with respect thereto). An adjustment made pursuant to this subsection (a) shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (b) Whenever the number of Shares purchasable upon the exercise of any Warrant is adjusted, as provided in subsection (a) above, the exercise price of this Warrant shall be adjusted by multiplying the exercise price in effect immediately prior to such adjustment by

                                          3                 (Subsequent Warrant]
     a fraction, the numerator of which shall be the number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Shares so purchasable immediately thereafter.

          (c) In case of any recapitalization of the Company or any reclassification of the capital stock of the Company (other than a subdivision or combination of outstanding shares or a change in par value or from par value to no par value), or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation or entity, this Warrant shall, after such recapitalization, reclassification, consolidation or merger be exercisable, upon the terms and conditions specified in this Warrant and upon payment of the exercise price in effect immediately prior to such action, for the kind and amount of shares of stock or other securities or property to which the Shares issuable (at the time of such recapitalization, reclassification, consolidation or merger) upon exercise of this Warrant would have been entitled upon such recapitalization, reclassification, consolidation or merger if such exercise had taken place immediately prior to such action; and in any case, if necessary, the provisions set forth in this Section 5 with respect to the rights and interests thereafter of the holders of this Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant.

          In case of any consolidation of the Company with, or merger of the Company with or into any other corporation or entity (excluding a consolidation or merger which does not result in any substantive reclassification or change of the outstanding shares of Common Stock of the Company), such successor shall, as a condition to such transaction, execute with the holder a supplemental warrant agreement (i) providing that the holder of this Warrant shall thereafter have the right to purchase the kind and amount of shares of stock or other securities or property provided in this subsection (c), (ii) setting forth the exercise price for the securities, and property if any, so issuable, which shall be an amount equal to the exercise price immediately prior to such event and (iii) providing that such successor or purchasing entity assumes the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed or observed by the Company.

          (d) Upon any adjustment provided for in this Section 5, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant exercise price resulting from such adjustment and the increase or decrease, if any, in the number of Shares purchasable at such price upon the exercise of this Warrant, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

       6. No Voting or Other Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

                                       4                    [Subsequent Warrant]

       IN WITNESS WHEREOF, First Mortgage Network, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated the date first above written.


                                            FIRST MORTGAGE NETWORK, INC.


                                            By: /s/ Seth S. Werner, Chairman
                                               ---------------------------------
                                               Seth S. Werner, Chairman
                                               and Chief Executive Officer

ATTEST:


By: /s/ Chris Anderson
   -----------------------------
   Secretary



                                       5                    [Subsequent Warrant]

           SUBSCRIPTION FORM TO BE EXECUTED UPON EXERCISE OF WARRANT.

       The undersigned registered holder hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase
thereunder,             full Shares of Common Stock provided for therein, and,
if said number of Shares shall not be all the Shares purchasable thereunder, that a new Warrant for the unexercised portion of the within Warrant be delivered to the undersigned.


DATED:              , 199 .
      --------------     -

                                                    ----------------------------
                                                    Signature


                                        6                   [Subsequent Warrant]